EXHIBIT 23
                                                                  ----------

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-13496) of Dow Corning Corporation of our report dated January 20, 1995 appearing on page 20 of this Form 10-K.



Price Waterhouse LLP
Detroit, Michigan


February 8, 1995